UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 7, 2003



                             DOGS INTERNATIONAL
       (Exact name of registrant as specified in charter)


Nevada                           333-84568                        90-0006843
(State of other jurisdiction of (Commission                 (I.R.S. Employer
incorporation or organization)  File Number)          Identification Number)

2950 E. Flamingo Road, Suite E-5
Las Vegas, Nevada                                                      89121
(Address of Principal Executive Office)                           (Zip Code)

                                       (702) 866-5833
              (Registrant's Executive Office Telephone Number)


                                        JURIS TRAVEL
        (Former name or former address, if changed since last report)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On April 7, 2003, the Registrant entered into a Real Estate Acquisition Contract to purchase its first Bed & Biscuit InnT facility in Flagler Beach, Florida. (the Acquisition Contract is attached hereto as an exhibit)
Situated on approximately 5 acres, the facility houses numerous indoor/outdoor pet suites, an onsite pet bakery and groomingdale's, which provides full service grooming to guests.

The acquisition price ("Acquisition Price") to be paid by the Registrant for the Property shall be a minimum of Five Hundred Thousand Dollars ($500,000) and adjusted based on the appraised value of the real property together with the assumed value of the personal property listed on Exhibit "B" of the Acquisition Contract, payable as follows:

     1) The Buyer shall assume the current encumbrances against the property as determined following a final title report;

     2) Two Hundred Thousand Dollars ($200,000) shall be paid by the Registrant as the result of Seller holding a Note and Trust deed on the property, a draft of which is shown as Exhibit "C" of the Acquisition Contract; and

     3) The difference between the appraised value of the property and the encumbrances against the property referenced in number 1 above plus the Note referenced in number 2 above, shall be paid by the Registrant in the form of shares of Series A Convertible Preferred Stock of Dogs International (OTC:BB-DOGN) as determined by the formula below, at a per share price of $6.00. The rights and preferences of the preferred stock are set forth in Exhibit "D" of the Acquisition Contract.

                          APP.V - (AL + N) / 6 = PS

     Where: APP.V is the appraised value of the Property;
            AL is the Assumed Loan value referenced in number 1 above;
            N is the Note referenced in number 2 above in the amount of $200,000; and
            PS is the number of Series A Convertible Preferred Shares to be issued.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

On April 9, 2003, the Registrant issued a press release disclosing the Acquisition Contract. A copy of the press release is attached hereto as an exhibit.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS

Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE

No events to report.

EXHIBITS

2         Real Estate Acquisition Contract
99        Press Release dated April 9, 2003
______

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                              DOGS INTERNATIONAL

                              By: /s/ Roxana I. Vargas
                                    Roxana I. Vargas, President


Date: April 9, 2003